EXHIBIT 99.1


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                                 LEHMAN BROTHERS
                            -------------------------
                            STRUCTURED CREDIT TRADING

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              Corporate Bond-Backed Certificates, Series 1998-NSC-1
                                    02/04/98
                           Indicative Summary of Terms
                           ---------------------------


Issuer: The Trust, which has been established under the laws of New York by Lehman ABS Corporation for the sole purpose of issuing the Certificates.

Certificates:                        CORPORATE BOND-BACKED CERTIFICATES, Series
                                     1998-NSC-1 (the "Certificates"). The
                                     Certificates will be offered in two
                                     classes, Class A-1 and Class A-2 having the characteristics described below. Each class of Certificates represents an undivided beneficial interest in certain distributions of the Trust, and will be issued pursuant to the Trust Agreement.

Underlying Securities:               The sole assets of the Trust will be
                                     $25,000,000 Norfolk Southern Corporation
                                     Bonds maturing May 15, 2097 (the
                                     "Underlying Securities").

Ratings:                             Baa1/BBB+

Face Amount:                         $25,000,000

Settlement Date:                     February 25, 1998

Trust Termination Date:              November 15, 2017
                                     On the Final Scheduled Distribution Date, the Underlying Securities will be distributed pro rata to the holders of the Class A-2 Certificates.

Effect of Default of                 In the event of default of the Underlying
Underlying Securities                Securities each class of the Certificates
                                     will receive its respective share of the proceeds of the Underlying Securities according to the Allocation Ratio. The
                                     "Allocation Ratio" will be the ratio of (a) for the Class A-1 Certificates the present value (discounted at a rate of [ ]% per annum) of the interest coupons of the Underlying Securities due or to become due on or prior to the Final Scheduled
                                     Distribution Date and (b) for the A-2
                                     Certificates the present value of the
                                     scheduled interest coupons and principal redemption of the Underlying Securities after the Final Scheduled Distribution Date
                                     (discounted at a rate of [ ]% per annum).

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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

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                                 LEHMAN BROTHERS
                            -------------------------
                            STRUCTURED CREDIT TRADING

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         Class A-2 Corporate Bond-Backed Certificates, Series 1998-NSC-1
                                    02/04/98
                                Summary of Terms
                                ----------------


Proceeds:                            $7,093,500

Notional/Face:                       $25,000,000

Settlement Date:                     February 25, 1998

Class A-2 Interest Distributions:    0.00%
                                     (after November 15, 2017 Class A-2
                                     Certificateholders will receive a
                                     distribution of the Underlying Securities, the interest payments on which will be 7.90% per annum).

Scheduled
Distribution Date:                   On November 15, 2017 the Class A-2
                                     Certificates will be entitled to a
                                     distribution of the Underlying Securities held by the Trust.

Trust Distribution:                  On the Scheduled Distribution Date the
                                     Underlying Securities will be distributed to the Certificateholders on a pro rata basis.

Benchmark Yield:                     5.900%

Offering Spread:                     1.170%

Offering Yield:                      7.070%

Offering Price:                      28.374%


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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.


                                                                         Principal
                                                     Principal          Outstanding            % of
    Date           Cash Flow        Interest        Paid on Date        On Pay Date          Principal


    2/25/98                                                               21,864,203          100.00%
    5/15/98          984,500         710,587            273,913           21,590,289           98.75%
   11/15/98          984,500         701,684            282,816           21,307,473           97.45%
    5/15/99          984,500         692,493            292,007           21,015,466           96.12%
   11/15/99          984,500         683,003            301,497           20,713,969           94.74%
    5/15/00          984,500         673,204            311,296           20,402,673           93.32%
   11/15/00          984,500         663,087            321,413           20,081,260           91.85%
    5/15/01          984,500         652,641            331,859           19,749,401           90.33%
   11/15/01          984,500         641,856            342,644           19,406,756           88.76%
    5/15/02          984,500         630,720            353,780           19,052,976           87.14%
   11/15/02          984,500         619,222            365,278           18,687,698           85.47%
    5/15/03          984,500         607,350            377,150           18,310,548           83.75%
   11/15/03          984,500         595,093            389,407           17,921,141           81.97%
    5/15/04          984,500         582,437            402,063           17,519,078           80.13%
   11/15/04          984,500         569,370            415,130           17,103,948           78.23%
    5/15/05          984,500         555,878            428,622           16,675,326           76.27%
   11/15/05          984,500         541,948            442,552           16,232,774           74.24%
    5/15/06          984,500         527,565            456,935           15,775,839           72.15%
   11/15/06          984,500         512,715            471,785           15,304,054           70.00%
    5/15/07          984,500         497,382            487,118           14,816,936           67.77%
   11/15/07          984,500         481,550            502,950           14,313,986           65.47%
    5/15/08          984,500         465,205            519,295           13,794,691           63.09%
   11/15/08          984,500         448,327            536,173           13,258,518           60.64%
    5/15/09          984,500         430,902            553,598           12,704,920           58.11%
   11/15/09          984,500         412,910            571,590           12,133,330           55.49%
    5/15/10          984,500         394,333            590,167           11,543,163           52.79%
   11/15/10          984,500         375,153            609,347           10,933,816           50.01%
    5/15/11          984,500         355,349            629,151           10,304,665           47.13%
   11/15/11          984,500         334,902            649,598            9,655,067           44.16%
    5/15/12          984,500         313,790            670,710            8,984,356           41.09%
   11/15/12          984,500         291,992            692,508            8,291,848           37.92%
    5/15/13          984,500         269,485            715,015            7,576,833           34.65%
   11/15/13          984,500         246,247            738,253            6,838,580           31.28%
    5/15/14          984,500         222,254            762,246            6,076,334           27.79%
   11/15/14          984,500         197,481            787,019            5,289,315           24.19%
    5/15/15          984,500         171,903            812,597            4,476,718           20.48%
   11/15/15          984,500         145,493            839,007            3,637,711           16.64%
    5/15/16          984,500         118,226            866,274            2,771,436           12.68%
   11/15/16          984,500          90,072            894,428            1,877,008            8.58%
    5/15/17          984,500          61,003            923,497              953,511            4.36%
   11/15/17          984,500          30,989            953,511                   -             0.00%


                                                          Sheet 1


   Dates

    2/25/98              74.45%           25.55%           100.00%
    5/15/98              73.56%           26.44%           100.00%
   11/15/98              72.64%           27.36%           100.00%
    5/15/99              71.69%           28.31%           100.00%
   11/15/99              70.71%           29.29%           100.00%
    5/15/00              69.69%           30.31%           100.00%
   11/15/00              68.64%           31.36%           100.00%
    5/15/01              67.55%           32.45%           100.00%
   11/15/01              66.43%           33.57%           100.00%
    5/15/02              65.26%           34.74%           100.00%
   11/15/02              64.05%           35.95%           100.00%
    5/15/03              62.81%           37.19%           100.00%
   11/15/03              61.52%           38.48%           100.00%
    5/15/04              60.18%           39.82%           100.00%
   11/15/04              58.80%           41.20%           100.00%
    5/15/05              57.37%           42.63%           100.00%
   11/15/05              55.89%           44.11%           100.00%
    5/15/06              54.36%           45.64%           100.00%
   11/15/06              52.77%           47.23%           100.00%
    5/15/07              51.13%           48.87%           100.00%
   11/15/07              49.44%           50.56%           100.00%
    5/15/08              47.68%           52.32%           100.00%
   11/15/08              45.87%           54.13%           100.00%
    5/15/09              43.99%           56.01%           100.00%
   11/15/09              42.04%           57.96%           100.00%
    5/15/10              40.03%           59.97%           100.00%
   11/15/10              37.95%           62.05%           100.00%
    5/15/11              35.80%           64.20%           100.00%
   11/15/11              33.57%           66.43%           100.00%
    5/15/12              31.27%           68.73%           100.00%
   11/15/12              28.88%           71.12%           100.00%
    5/15/13              26.42%           73.58%           100.00%
   11/15/13              23.87%           76.13%           100.00%
    5/15/14              21.23%           78.77%           100.00%
   11/15/14              18.49%           81.51%           100.00%
    5/15/15              15.67%           84.33%           100.00%
   11/15/15              12.74%           87.26%           100.00%
    5/15/16               9.72%           90.28%           100.00%
   11/15/16               6.59%           93.41%           100.00%
    5/15/17               3.35%           96.65%           100.00%
   11/15/17               0.00%          100.00%           100.00%

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